                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

|X|   Filed by the registrant

|_|   Filed by a party other than the registrant

|X|   Preliminary proxy statement

|_|   Definitive proxy statement

|_|   Definitive additional materials

|_|   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

     -----------------------------------------------------------------------

                               Nations Funds Trust

     -----------------------------------------------------------------------

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

------------------------------------------------------------------------------
(5)   Total fee paid:

------------------------------------------------------------------------------

|_|   Fee paid previously with preliminary materials

------------------------------------------------------------------------------
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)   Amount Previously Paid:

------------------------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:

------------------------------------------------------------------------------
(3)   Filing party:

------------------------------------------------------------------------------
(4)   Date filed:

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

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 653-9427

                                  July 30, 2004


DEAR SHAREHOLDER:

         On behalf of the Board of Trustees of Nations Funds Trust, I am pleased to invite you to a special meeting of shareholders of Nations International Equity Fund (the "Fund") to be held at 10:00 a.m. (Eastern time), on September 17, 2004, at One Bank of America Plaza, 33rd Floor, 101 South Tryon Street, Charlotte, North Carolina.

         The Fund invests all of its assets in a corresponding master portfolio
- Nations International Equity Master Portfolio (the "Master Portfolio"). Accordingly, investment advisory and sub-advisory services are provided to the Fund indirectly via the Master Portfolio. When certain changes to the Master Portfolio's investment sub-advisory arrangements are proposed, we are obliged to seek your approval of such changes.

         At the meeting you will be asked to approve a new investment sub-advisory agreement for the Master Portfolio with Causeway Capital Management LLC ("Causeway"). For reasons that are described in the accompanying proxy statement, the Board of Trustees of Nations Master Investment Trust terminated two of the Master Portfolio's investment sub-advisers - Putnam Investment Management, LLC ("Putnam") and INVESCO Global Asset Management (N.A.), Inc. ("INVESCO") - and has replaced them with Causeway, which now serves under an interim investment sub-advisory agreement as one of the Master Portfolio's investment sub-advisers along with Marsico Capital Management, LLC. So that Causeway may continue to serve the Master Portfolio after the interim period, shareholders of the Fund are being asked to approve a new investment sub-advisory agreement with Causeway. More about Causeway can be found in the accompanying proxy statement.

         UNDER THE NEW CAUSEWAY INVESTMENT SUB-ADVISORY AGREEMENT, THE INVESTMENT SUB-ADVISORY FEE RATE PAYABLE BY THE MASTER PORTFOLIO WOULD BE LOWER THAN THE INVESTMENT SUB-ADVISORY FEE RATES PAID TO EITHER PUTNAM OR INVESCO. AS A RESULT OF AN AGREEMENT BY BANC OF AMERICA CAPITAL MANAGEMENT, LLC ("BACAP"), THE FUND'S TOTAL OPERATING EXPENSE RATIOS (AFTER FEE WAIVERS) ARE EXPECTED TO DECREASE.

         Under these proposed changes, BACAP would remain the Master Portfolio's investment adviser and the entity that oversees the overall management of the Master Portfolio and the Fund. BACAP is a registered investment adviser and a wholly-owned subsidiary of Bank of America, N.A.

         THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO APPROVE THE PROPOSED NEW INVESTMENT SUB-ADVISORY AGREEMENT WITH CAUSEWAY.

         The formal notice of special meeting, proxy statement and proxy ballot are enclosed. The proposed new investment sub-advisory agreement and the reasons for the unanimous recommendation of the Board of Trustees are discussed in more detail in the enclosed materials, which you should read carefully. If you have any questions, please do not hesitate to contact us at the toll-free number set forth above.

         We look forward to your attendance at the meeting or to receiving your proxy ballot so that your shares may be voted at the meeting.

                                               Sincerely,
                                               WILLIAM P. CARMICHAEL
                                               Chairman of the Board of Trustees

         YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY SUBMITTING YOUR PROXY BALLOT TODAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO SUBMIT YOUR PROXY BY A TOLL-FREE PHONE CALL OR BY VOTING ON-LINE, AS INDICATED BELOW.

--------------------------------------------------------------------------------

TWO QUICK AND EASY WAYS TO SUBMIT YOUR PROXY*

   As a valued Fund shareholder, your proxy vote is important to us. That's why we've made it faster and easier to submit your proxy at your convenience, 24 hours a day. After reviewing the enclosed proxy statement select one of the following quick and easy methods to submit your proxy - accurately and quickly.

   VOTE ON-LINE                           VOTE BY TOLL-FREE PHONE CALL
   1. Read the enclosed proxy statement   1. Read the enclosed proxy statement
      and have your proxy ballot at hand.    and have your proxy ballot at hand.
   2. Go to Web site WWW.PROXYVOTE.COM    2. Call the toll-free number on your
   3. Enter the Control Number found on      proxy ballot.
      your proxy ballot.                  3. Enter the Control Number found on
   4. Submit your proxy using the            your proxy ballot.
      easy-to-follow instructions.        4. Submit your proxy using the
                                             easy-to-follow instructions.

* DO NOT MAIL THE PROXY BALLOT IF YOU SUBMIT YOUR PROXY BY INTERNET OR
  TELEPHONE.


--------------------------------------------------------------------------------

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 653-9427

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held on September 17, 2004


SHAREHOLDERS:

         PLEASE TAKE NOTE THAT a special meeting of shareholders of Nations International Equity Fund of Nations Funds Trust will be held at 10:00 a.m., Eastern time, on September 17, 2004, at One Bank of America Plaza, 33rd Floor, 101 South Tryon Street, Charlotte, North Carolina, for the purpose of considering and voting upon:

         ITEM 1. A new investment sub-advisory agreement with Causeway Capital Management LLC.

         ITEM 2. Such other business as may properly come before the meeting or any adjournment(s).

         THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

         Shareholders of record as of the close of business on July 9, 2004 are entitled to notice of, and to vote at, the meeting or any adjournment(s) thereof.

         SHAREHOLDERS ARE REQUESTED TO MARK, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY BALLOT, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF NATIONS FUNDS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. SHAREHOLDERS ALSO MAY SUBMIT THEIR PROXIES: 1) BY TELEPHONE AT THE TOLL-FREE NUMBER ON YOUR PROXY BALLOT; OR 2) ON-LINE AT THE WEBSITE WWW.PROXYVOTE.COM. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING TO NATIONS FUNDS TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.



                                           By Order of the Board of Trustees,
                                           ROBERT B. CARROLL
                                           Secretary











July 30, 2004

                                 PROXY STATEMENT
                               Dated July 30, 2004

                               NATIONS FUNDS TRUST
                            ONE BANK OF AMERICA PLAZA
                             101 SOUTH TRYON STREET
                         CHARLOTTE, NORTH CAROLINA 28255
                            TELEPHONE: (800) 653-9427

         FOR EASE OF USE, CERTAIN TERMS OR NAMES THAT ARE USED IN THIS PROXY STATEMENT HAVE BEEN SHORTENED OR ABBREVIATED. A LIST OF THESE TERMS AND THEIR CORRESPONDING FULL NAMES OR DEFINITIONS CAN BE FOUND AT THE END OF THIS PROXY STATEMENT IN APPENDIX A. A shareholder may find it helpful to review the terms and names in Appendix A before reading the Proxy Statement.

         This Proxy Statement is furnished in connection with the solicitation of proxies at the Meeting by the Trust's Board. At the Meeting, Fund shareholders will consider a new investment sub-advisory agreement with Causeway.

         Additional information about the Fund is available in its prospectus, statement of additional information (or SAI) and annual report to shareholders. The Fund's most recent annual report, dated March 31, 2004, previously has been mailed to shareholders. Additional copies of any of these documents are available without charge by writing to the address given above or by calling
(800) 653-9427. All of this information is in documents filed with the SEC and available on the SEC website at www.sec.gov.

         It is expected that this Proxy Statement will be mailed to shareholders on or about July 30, 2004.

               APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

Overview

         The Fund invests all of its assets in the Master Portfolio. The Board, on behalf of the Master Portfolio engages investment sub-advisers to make day-to-day investment decisions. BACAP retains ultimate responsibility (subject to Board oversight) for overseeing the sub-advisers and evaluates the Master Portfolio's needs and available sub-advisers' skills and abilities on an ongoing basis.

         In December 2003, the Board agreed to terminate both Putnam and INVESCO based on a number of factors that are discussed under the section "Board Consideration." On May 11, 2004, Causeway was engaged by the Board on an interim basis to replace Putnam and INVESCO. Under an interim investment sub-advisory agreement, Causeway sub-advises approximately one-half of the Master Portfolio's assets while Marsico Capital manages the other half of the Master Portfolio's assets.

         In a situation such as this, where a change in sub-adviser has occurred before shareholders have had the opportunity to approve a new investment sub-advisory agreement, Rule 15a-4 under the 1940 Act allows a mutual fund's board of trustees to approve and put into place an interim investment sub-advisory agreement, subject to certain conditions. Shareholders must approve a new investment sub-advisory agreement within a specified period of time in order for the fund to continue to receive contractual sub-advisory services from that investment sub-adviser after the end of the interim period, which can be no longer than 150 days. Accordingly, Causeway is permitted to continue to serve as investment sub-adviser to the Master Portfolio until October 8, 2004 (which is 150 days from Causeway's engagement on May 11, 2004), by which time Fund shareholders will have to approve the New Agreement.

About Causeway

         Causeway is a registered investment adviser headquartered in Los Angeles, California. It began operations in June 2001. It now has thirteen investment professionals and approximately $8.1 billion in assets under management. Approximately eighty percent of Causeway is employee-owned. Causeway primarily focuses on international equity investment management.

         As described in the Fund's prospectus, Causeway uses a "bottom-up" analysis and a disciplined value approach. Causeway seeks to invest in companies that it believes are currently undervalued by the market. Causeway makes investment decisions based on the following factors: low price-to-earnings ratios relative to the sector; high yields or share repurchases, low price-to-book value ratios and low price-to-cash flow ratios relative to the market; and financial strength. For additional information about Causeway, see "More Information About Causeway" on p. ___ of this Proxy Statement.

Lower Investment Sub-Advisory Fees and Lower Total Operating Expense Ratios

         Under the investment advisory agreement for the Master Portfolio, BACAP is entitled to receive an annual investment advisory fee at the rate of 0.80% of the average daily net assets of the Master Portfolio. From the investment advisory fees it receives, BACAP pays the Master Portfolio's investment sub-advisers.

         Under the Interim Agreement and the New Agreement, Causeway is entitled to receive from BACAP an annual investment sub-advisory fee at the rate of 0.43% of the average daily net assets of the Master Portfolio's assets managed by it. As shown in the chart below, Causeway's investment sub-advisory fee rate is lower than either of its two predecessors - Putnam and INVESCO.

                       MASTER PORTFOLIO SUB-ADVISORY FEES
                       ----------------------------------

          Prior to May 11, 2004                       After May 11, 2004
       (under Previous Agreements)            (under Interim and New Agreements)

Sub-Adviser   Fee Rate                        Sub-Adviser   Fee Rate

o Putnam      0.54% (Appx. 1/3 of assets)1    o Causeway    0.43% (Appx. 1/2 of
o INVESCO     0.54% (Appx. 1/3 of assets)1                  assets)2


         The table below shows the Fund's total operating expense ratios after taking into account various fee waivers and/or expense reimbursements. The Fund's total operating expense ratios are expected to be lower for the period August 1, 2004 through July 31, 2005 than they were for the period August 1, 2003 through July 31, 2004 for the following reasons: i) BACAP anticipates renewing a commitment to waive investment advisory fees; ii) the Causeway investment sub-advisory fee rate is lower than the rate paid to Putnam and INVESCO; and iii) Marsico Capital - another investment sub-adviser for the Master Portfolio - has separately agreed to lower its investment sub-advisory fee rate effective May 11, 2004.

                    THE FUND'S TOTAL OPERATING EXPENSE RATIOS
                    -----------------------------------------
                (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS)
                -------------------------------------------------

Class         Expense Ratios for the      Class         Current and Anticipated
              period August 1, 2003                     Expense Ratios for the
              through May 10, 2004                      period May 11, 2004
                                                        through July 31, 2005

o Primary A   1.18%                       o Primary A   1.04%
o Investor A  1.43%                       o Investor A  1.29%
o Investor B  2.18%                       o Investor B  2.04%
o Investor C  2.18%                       o Investor C  2.04%

--------

     1 Putnam and INVESCO were paid investment sub-advisory fees according to a breakpoint schedule, which means that their fee rate depended on the amount of assets they managed. The investment sub-advisory fee rates shown for Putnam and INVESCO are blended rates based on a breakpoint schedule. Marsico Capital managed the other one-third of the Master Portfolio's assets based on the same breakpont schedule.

     2 Marsico Capital manages the other one-half of the Master Portfolio's assets.

Description of the Interim Agreement and the New Agreement

         The term of the Interim Agreement with Causeway commenced May 11, 2004 and will continue through the date that Fund shareholders approve a new investment sub-advisory agreement, but in no case later than 150 days from May 11, 2004 - or October 8, 2004. As noted above, under the Interim Agreement, Causeway is entitled to receive a sub-advisory fee at the annual rate of 0.43% of the average daily net assets of amount of the Master Portfolio's assets allocated to it, which is approximately one-half of the Master Portfolio's assets.

         The New Agreement on which shareholders are voting is substantially identical to the Interim Agreement (under which Causeway currently provides interim sub-advisory services to the Master Portfolio). Under the New Agreement, Causeway agrees to i) manage the investment and reinvestment of all Master Portfolio assets allocated to it, including determining what securities and other investments are to be purchased or sold for the Master Portfolio and executing transactions accordingly; ii) transmit trades to the Master Portfolio's custodian for settlement in accordance with the Master Portfolio's procedures and as may be directed by the Trust; iii) assist in the preparation of interestholder communications relating to the Master Portfolio, including interestholder reports; iv) make recommendations as to the manner in which voting rights, rights to consent to Master Portfolio action and any other rights pertaining to the Master Portfolio's portfolio securities shall be exercised; v) make recommendations to BACAP and the Board with respect to Master Portfolio investment policies and procedures, and carry out such investment policies and procedures; vi) supply reports, evaluations, analyses, statistical data and information to BACAP the Board or to the Master Portfolio's officers and other service providers as BACAP or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with the New Agreement;
vii) maintain all required books and records with respect to the investment decisions and securities transactions for the Master Portfolio; and viii) furnishing any and all other services, subject to review by the Board, that BACAP from time to time reasonably determines to be necessary to perform its obligations under the New Agreement or as the Board may reasonably request from time to time.

          In addition, Causeway also agrees to comply with all applicable rules and regulations of the SEC; use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities; use its best efforts to seek on behalf of the Master Portfolio the best overall terms available when executing portfolio transactions, and in assessing the best overall terms available, may consider the research services provided by the broker-dealer to Causeway. Under the New Agreement, BACAP retains authority over the management of the Master Portfolio and the investment and disposition of the Master Portfolio's assets.

         If approved by shareholders at the Meeting, the New Agreement will remain in effect for a two-year period following the date of approval. Thereafter, the New Agreement will continue in effect for successive periods not to exceed one year, provided that such continuance is specifically approved at least annually by the Board, or by a vote of a majority of the outstanding shares of the Master Portfolio's interestholders, and in either case by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Master Portfolio, BACAP or Causeway. The investment sub-advisory fee rate payable to Causeway under the New Agreement is the same as that payable under the Interim Agreement, i.e., 0.43% of the average daily net assets of the Master Portfolio that Causeway manages.

         A form of the New Agreement is attached to this Proxy Statement as Appendix B.

Board Consideration

         At an in-person regular meeting held November 18-20, 2003, the Board received presentations from BACAP, Putnam and INVESCO regarding the investment sub-advisory services provided to the Master Portfolio. BACAP informed the Board that it was considering recommending to the Board that it replace Putnam and INVESCO. The Board then took note of Putnam's and INVESCO's investment performance relative to index benchmarks, relative to other investment advisers managing similar portfolios, and relative to each other and Marsico Capital. At the same meeting, the Board also took note of recently announced regulatory developments involving Putnam and INVESCO, including various allegations of wrongdoing.

         At an in-person special meeting held December 23, 2003, the Board considered the status of Putnam and INVESCO and unanimously determined, including a unanimous vote of the Independent Trustees, to terminate the investment sub-advisory agreements with Putnam and INVESCO at such time as a replacement sub-adviser(s) could be found. The Board primarily based its decision to terminate Putnam on the fact that Putnam had underperformed against the Master Portfolio's benchmark for its managed portion of the Master Portfolio's assets for the one year and three year periods ended September 2003 and for five of the last six quarters ended September 30, 2003. The Board primarily based its decision to terminate INVESCO on the fact that INVESCO had generally underperformed against the Master Portfolio's benchmark for its managed portion of the Master Portfolio's assets. The Board also considered the underperformance of Putnam and INVESCO relative to other investment advisers managing similar portfolios and also relative to Marsico Capital. In addition, the Board took into account the then-recently announced regulatory developments involving Putnam and INVESCO, and in the case of Putnam, related personnel departures. The Board also discussed the reasons for diversifying among multiple investment sub-advisers for the Master Portfolio, and evaluated the track record and future prospects for the existing mix of investment sub-advisers and their ability to achieve better overall results given their investment philosophies and styles.

         At an in-person regular meeting held February 26-27, 2004, the Board unanimously approved a new investment sub-adviser for the Master Portfolio. However, after a further review revealed an uncertain regulatory posture with regard to the sub-adviser's parent company, at an in-person on April 7, 2004, the Board rescinded the approval of that sub-adviser.

         At the same in-person special meeting held April 7, 2004, the Board unanimously approved, including a unanimous vote of the Independent Trustees, the Interim Agreement and New Agreement with Causeway. Specifically, the Board determined that the compensation payable under the Interim Agreement and New Agreement was fair and reasonable and reflected a decrease in compensation from the rates in either of the Previous Agreements. The Board also determined that the scope and quality of services to be provided to the Master Portfolio under the Interim Agreement and New Agreement would be at least equivalent, and in some respects superior to, the scope and quality of services provided under either of the Previous Agreements. The Board based its decision to recommend the approval of the Interim Agreement and New Agreement on the following material factors: (1) the higher anticipated level and type of services under the Interim Agreement and New Agreement; (2) that the sub-advisory fee rates under the Interim Agreement and New Agreement would be lower than the rates under both of the two Previous Agreements, and, in turn, would lower, after waivers by BACAP of its investment advisory fees, the total operating expense ratios payable by the Fund; (3) the depth of management experience at Causeway, including those persons who would be involved in the daily management of the Master Portfolio; and (4) the strong investment record of Causeway in managing similar accounts. The Board recognized that the Master Portfolio and its interestholders would bear the customary expenses of the proxy solicitation, but considered that such expenses were justified by the potential benefits of the new sub-advisory arrangements, including reductions in the investment sub-advisory fee rates at which Causeway would be paid. The Board based its determinations on discussions with representatives of BACAP and Causeway at the meetings; a review of materials presented by BACAP and Causeway, which included a form of the Interim Agreement and New Agreement; and a report by BACAP of its due diligence review of Causeway, which included an on-site visit.

         At an in-person special meeting held July 8, 2004, the Board received and considered a memorandum from Causeway that provided greater detail about its fee structure for other clients, including other registered investment companies. The substance of the information considered is described below under "More Information About Causeway." Among other things, the memorandum distinguished between legacy relationships that date back nearly to the inception of the Causeway investment team's international value equity strategy and more recent relationships, including a presentation of Causeway's standard sub-advisory fee schedule.

More Information About Causeway

         Causeway is a registered investment adviser, with principal offices at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. Approximately eighty percent of Causeway is owned by certain of its employees. Approximately twenty percent of Causeway is owned by Evercore Investments L.L.C.

         The principal officers, managers and members of Causeway are listed in the following table. The address for each is: c/o Causeway Capital Management LLC, 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025.

NAME                         POSITION(S) AT CAUSEWAY    PRINCIPAL OCCUPATION(S)
----                         -------------------------  -----------------------

Sarah H. Ketterer            Chief Executive Officer;   Position(s) at Causeway
                             Portfolio Manager;
                             Elected Manager; Member

Harry W. Hartford            President; Portfolio       Position(s) at Causeway
                             Manager; Elected Manager;
                             Member

Gracie V. Fermelia           Chief Operating Officer;   Position(s) at Causeway
                             Elected Manager; Member

Turner Swan                  General Counsel; Member    Position(s) at Causeway

Daniel B. Heyman             Chief Compliance Officer   Position(s) at Causeway

Robert L. Burch              Elected Manager            Managing Partner,
                                                        A.W. Jones Co.

Kathleen G. Reiland          Elected Manager            Director, Evercore
                                                        Partners L.L.C.

Evercore Investments L.L.C.  Member                     Private equity investing

         As shown in the chart below, and as was reported to the Trustees on July 8, 2004, Causeway serves as an investment adviser or sub-adviser to three registered investment companies with similar investment objectives as the Master Portfolio.

                             APPROXIMATE
FUND/REGISTRANT              ASSETS MANAGED        RELATIONSHIP          ANNUAL FEE
---------------              --------------        ------------          ----------
---------------------------------------------------------------------------------------------------------------------
Causeway International       $1.4 billion          Investment Adviser    Causeway is entitled to receive an annual
Value Fund of Causeway                                                   investment advisory fee of 0.80% of the
Capital Management Trust                                                 fund's average daily net assets.
                                                                         (Causeway has contractually agreed to waive
                                                                         fees and/or reimburse expenses to limit the
                                                                         annual total operating expense ratios of the
                                                                         fund's Investor Class and Institutional
                                                                         Class to 1.30% and 1.05%, respectively.)

---------------------------------------------------------------------------------------------------------------------
International Equity Fund    The amount of the     Co-Investment         Under an exemptive order from the SEC, the
of Commonfund                fund's assets         Sub-Adviser           fund must only disclose publicly the
Institutional Funds          allocated to                                aggregate amount payable to all the fund's
                             Causeway is                                 sub-advisers. According to the fund's
                             confidential. The                           statement of additional information dated
                             fund's total assets                         August 28, 2003, the aggregate dollar
                             are approximately                           amount paid to all the fund's sub-advisers
                             $150 million.                               during the fiscal period ended April 30,
                                                                         2003 was $466,314.

---------------------------------------------------------------------------------------------------------------------
American AAdvantage          $1.1 billion          Co-Investment         Causeway is entitled to receive an annual
International Equity Fund                          Sub-Adviser           investment sub-advisory fee of 0.20% of the
of American AAdvantage                                                   average daily net assets on the first $750
Funds                                                                    million it manages and 0.15% of the average
                                                                         daily net assets it manages in excess of
                                                                         $750 million.

Information About BACAP and an Affiliated Broker-Dealer

         BACAP is a registered investment adviser, with principal offices at 101 South Tryon Street, Charlotte, North Carolina 28255. BACAP serves as the Master Portfolio's investment adviser. BACAP Distributors serves as the administrator and distributor of the Fund and the Master Portfolio. Its address is 101 South Tryon Street, Charlotte, North Carolina 28255.

         Banc of America Securities LLC ("BAS") is a securities underwriting affiliate of Bank of America. For the fiscal years ended March 31, 2004 (for the Trust and Master Trust) and December 31, 2003 (for Nations Separate Account Trust), the Nations Funds paid aggregate commissions to BAS of $744,515. The Master Portfolio paid no commissions to BAS in the fiscal year ended March 31, 2004.

                                 VOTING MATTERS

General Information

         This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board at the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Trust also may solicit proxies by telephone or otherwise. Shareholders may submit their proxy: (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot in the enclosed postage-paid envelope;
(2) by phone at the toll-free number on the proxy ballot(s); or (3) by on-line voting at www.proxyvote.com. Any shareholder submitting a proxy may revoke it at any time before it is exercised at the Meeting by submitting a written notice of revocation addressed to the Trust at the address shown on the cover page of this Proxy Statement, or a subsequently executed proxy or by attending the Meeting and voting in person.

Only shareholders of record at the close of business on July 9, 2004 will be entitled to vote at the Meeting. On that date there were 79,321,181 shares outstanding and entitled to vote for the Fund. Each whole and fractional share of the Fund is entitled to a whole or fractional vote. If the accompanying proxy ballot is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting. Only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a fund shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Trust at (800) 653-9427. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of your household, please contact the Trust in writing at: Nations Funds Trust, 101 South Tryon Street, 33rd Floor, Charlotte, NC 28255, or call the Trust at (800) 653-9427.

         The interestholders of the Master Portfolio, including the Fund, will bear pro rata portions of the customary expenses (e.g., costs relating to preparation and mailing of the proxies) associated with the solicitation of this Proxy Statement. Those aggregate costs are anticipated to be approximately $25,000.

Quorum

         A quorum is constituted with respect to the Fund by the presence in person or by proxy of the holders of one-third of the Fund's outstanding shares entitled to vote at the Meeting.

         For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Accordingly, abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approval of the New Agreement. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated the same as abstentions, which for purposes of obtaining a quorum, are treated as present.

         In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any proposed item are not received by the Fund, one or more adjournment(s) may be proposed to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the particular proposal for which a quorum exists in favor of such adjournment(s), and will vote those proxies required to be voted AGAINST such proposal against any adjournment(s).

Shareholder Approval

         The 1940 Act requires that the New Agreement must be approved by a "majority of the outstanding shares" of the Fund. The 1940 Act defines the term "majority of the outstanding shares" to mean the lesser of: (i) 67% or more of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present; or (ii) more than 50% of the outstanding shares of the Fund. If the New Agreement is not approved for a Fund, the Board will consider what further action is appropriate.

Principal Shareholders

         The table below shows the name, address and share ownership of each person known to the Trust to have ownership with respect to 5% or more of a class of the Fund as of July 9, 2004. Each shareholder is known to own as of record the shares indicated below. Any shareholder known to the Trust to own such shares beneficially is designated by an asterisk.

                                                                                       PERCENTAGE
                                                     TOTAL           PERCENTAGE          OF FUND
NAME AND ADDRESS                                 SHARES/CLASS         OF CLASS        (ALL CLASSES)
Merrill Lynch Pierce Fenner & Smith, Inc.        120,678                5.50%             0.15%
For the Sole Benefit of its Customers            Investor A
Attention:  Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

Merrill Lynch Pierce Fenner & Smith, Inc.        74,693                 43.76%            0.09%
For the Sole Benefit of its Customers            Investor C
Attention:  Service Team
4800 Deer Lake Drive East, 3rd Floor
Jacksonville, FL 32246

National Philanthropic Trust                     13,427                 7.86%             0.01%
Attn:  Accounting Department                     Investor C
165 Township Line Road
Suite 150
Jenkintown, PA 19046-3594

James Hightower                                  13,229                 7.75%             0.01%
Art Hightower and William Hightower TTEES FBO    Investor C
Hightower Construction Co Inc.
401k Profit Sharing Plan
P.O. Box 1369
Houston, TX 77252-2518

Bank of America NA TTEE                          9,223,984              12.11%            11.62%
Bank of America 401k Plan                        Primary A
Attn Norma AJA/TX4-213-06-14
P.O. Box 2518
Houston, TX 77252-2518

Bank of America NA                               63,824,409             83.86%            80.46%
Attn Funds Accounting (ACI)                      Primary A
TX1-945-08-18
411 North Akard Street
Dallas, TX 75201-3307

         For purposes of the 1940 Act, any person who owns directly or through one or more controlled companies more than 25% of the voting securities of a company is presumed to "control" such company. Accordingly, to the extent that a shareholder identified in the foregoing table is identified as the beneficial holder of more than 25% of a class, or is identified as the holder of record of more than 25% of a class and has voting and/or investment power, it may be presumed to control such class. As of July 9, 2004, Bank of America had voting control of 91.64% of the Fund's outstanding shares. Accordingly, Bank of America may be considered to "control" the Fund. The address of Bank of America is: 1401 Elm Street, 11th Floor, Dallas, TX 75202-2911. Bank of America's control is likely to increase the chance that the Fund's shareholders will approve the proposed items.

         As of July 9, 2004, the officers and Trustees, together, owned less than 1% of any class of the Fund.

Annual Meetings and Shareholder Meetings

         The Trust does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the 1940 Act. However, the Board's Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Nations Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

         Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the Trust does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Trust in writing at the address, or by phone at the phone number, on the cover page of this Proxy Statement.

                                      * * *

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY BALLOT AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY SUBMIT PROXIES BY TELEPHONE OR ON-LINE.

         THE TRUST WILL FURNISH, WITHOUT CHARGE, COPIES OF MARCH 31, 2004 ANNUAL REPORT AND SEPTEMBER 30, 2003 SEMI-ANNUAL REPORT FOR THE FUND TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO: NATIONS FUNDS, ONE BANK OF AMERICA PLAZA, 101 SOUTH TRYON STREET, CHARLOTTE, N.C. 28255 OR BY TELEPHONE AT (800) 653-9427.

                                   APPENDIX A

                                    GLOSSARY

Term Used in Proxy Statement   Definition
1934 Act.....................  Securities Exchange Act of 1934
1940 Act.....................  Investment Company Act of 1940
BACAP........................  Banc of America Capital Management, LLC
BACAP Distributors...........  BACAP Distributors LLC
Bank of America..............  Bank of America Corporation
Board........................  The Board of Trustees of Nations Funds Trust
                               and/or Nations Master Investment Trust, as the
                               context requires
Causeway.....................  Causeway Capital Management LLC
Fund.........................  Nations International Equity Fund
Independent Trustees.........  The Trustees of the Board of Trustees of
                               Nations Funds Trust and/or Nations Master
                               Investment Trust, as the context requires,
                               who are not "interested persons" (as that term
                               is defined in the 1940 Act) of the Fund, the
                               Master Portfolio or BACAP
Interim Agreement............  The interim investment sub-advisory agreement among Causeway Capital Management LLC, BACAP
                               and Nations Master Investment Trust, on behalf
                               of Nations International Equity Master Portfolio,
                               which became effective on May 11, 2004
INVESCO......................  INVESCO Global Asset Management (N.A.), Inc.
Marsico Capital..............  Marsico Capital Management, LLC
Master Portfolio.............  Nations International Equity Master Portfolio
Master Trust.................  Nations Master Investment Trust
Meeting......................  The shareholder meeting of shareholders of
                               Nations International Equity Fund that will be
                               held at 10:00 a.m., Eastern time, on
                               September 17, 2004, at One Bank of America
                               Plaza, 101 South Tryon Street, 33rd Floor,
                               Charlotte, North Carolina
Nations Fund(s)..............  One or more of the series of Nations Funds
                               Trust, Nations Master Investment Trust or
                               Nations Separate Account Trust
New Agreement................  The investment sub-advisory agreement among
                               Causeway Capital Management LLC, BACAP and
                               Nations Master Investment Trust, on behalf of
                               Nations International Equity Master Portfolio,
                               which would become effective, if approved, on
                               the day of the Meeting
Previous Agreement...........  One or both of the previous investment sub-advisory agreements among BACAP, INVESCO
                               and Nations Master Investment Trust, on behalf
                               of Nations International Equity Master
                               Portfolio, and among BACAP, Putnam and Nations
                               Master Investment Trust, on behalf of Nations
                               International Equity Master Portfolio, each of
                               which terminated on May 11, 2004
Proxy Statement..............  This Proxy Statement
Putnam.......................  Putnam Investment Management, LLC
SAI..........................  The statement of additional information for the Fund
SEC..........................  United States Securities and Exchange Commission.
Trust........................  Nations Funds Trust
Trustees.....................  The trustees of Nations Funds Trust and/or
                               Nations Master Investment Trust, as the
                               context requires

                                   APPENDIX B

                    FORM OF INVESTMENT SUB-ADVISORY AGREEMENT
                         NATIONS MASTER INVESTMENT TRUST

         THIS AGREEMENT is made as of [September 17], 2004 among BANC OF AMERICA CAPITAL MANAGEMENT, LLC, a North Carolina limited liability company (herein called the "Adviser"), CAUSEWAY CAPITAL MANAGEMENT LLC, a Delaware limited liability company (herein called the "Sub-Adviser") and NATIONS MASTER INVESTMENT TRUST, a Delaware statutory trust (the "Trust"), on behalf of those series of the Trust now or hereafter identified on Schedule I hereto (each a "Master Portfolio" and collectively, the "Master Portfolios").

                                    RECITALS

         WHEREAS, the Trust is registered with the Securities and Exchange Commission (the "Commission") as an open-end series management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

         WHEREAS, the Adviser is registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

         WHEREAS, the Sub-Adviser is also registered with the Commission as an investment adviser under the Advisers Act;

         WHEREAS, the Adviser and the Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement"), pursuant to which the Adviser manages the investment operations of each Master Portfolio and may delegate certain duties of the Adviser to one or more investment sub-adviser(s); and

         WHEREAS, the Adviser, with the approval of the Board of Trustees of the Trust (the "Board"), including a majority of the Trustees who are not "interested persons" (defined in the 1940 Act) of any party to this Agreement, desires to delegate to the Sub-Adviser the duty to manage the portfolio investments of the Master Portfolios;

         NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed among the parties hereto as follows:

         1.APPOINTMENT OF SUB-ADVISER. The Adviser hereby appoints the Sub-Adviser and the Sub-Adviser hereby agrees to manage the portfolio investments of each Master Portfolio subject to the terms of this Agreement and subject to the supervision of the Adviser and the Board.

         2. SERVICES OF SUB-ADVISER. The Sub-Adviser shall perform all services necessary for the management of the portfolio investments of each Master Portfolio, including but not limited to:

                  (a) Managing the investment and reinvestment of all assets now or hereafter acquired by each Master Portfolio, or such portion of the assets of each Master Portfolio as the Adviser may determine from time to time, including determining what securities and other investments are to be purchased or sold for each Master Portfolio and executing transactions accordingly;

                  (b) Transmitting trades to each Master Portfolio's custodian for settlement in accordance with each Master Portfolio's procedures and as may be directed by the Trust;

                  (c) Assisting in the preparation of interestholder communications relating to the Master Portfolios, including interestholder reports;

                  (d) Making recommendations, or making determinations under authority delegated by the Adviser or the Trust, as to the manner in which voting rights, rights to consent to Master

                           Portfolio action and any other rights pertaining to each Master Portfolio's portfolio securities shall be exercised;

                  (e) Making recommendations to the Adviser and the Board with respect to Master Portfolio investment policies and procedures, and carrying out such investment policies and procedures as are approved by the Board or by the Adviser under authority delegated by the Board to the Adviser;

                  (f) Supplying reports, evaluations, analyses, statistical data and information to the Adviser, the Board or to the Master Portfolios' officers and other service providers as the Adviser or the Board may reasonably request from time to time or as may be necessary or appropriate for the operation of the Trust as an open-end investment company or as necessary to comply with Section 3(a) of this Agreement;

                  (g) Maintaining all required books and records with respect to the investment decisions and securities transactions for each Master Portfolio;

                  (h) Furnishing any and all other services, subject to review by the Board, that the Adviser from time to time reasonably determines to be necessary to perform its obligations under the Investment Advisory Agreement or as the Board may reasonably request from time to time.

         3. RESPONSIBILITIES OF SUB-ADVISER. In carrying out its obligations under this Agreement, the Sub-Adviser agrees that it will:

                  (a) Comply with all applicable law, including but not limited to the 1940 Act and the Advisers Act, the rules and regulations of the Commission thereunder and the conditions of any order affecting the Trust or a Master Portfolio issued thereunder that the Adviser communicates to the Sub-Adviser;

                  (b) Use the same skill and care in providing such services as it uses in providing services to other fiduciary accounts for which it has investment responsibilities;

                  (c) The Sub-Adviser acknowledges that the Master Portfolios may engage in transactions with certain investment sub-advisers in the Nations Funds Family (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other investment sub-adviser of a Nations Fund in the Nations Fund Family concerning transactions for a Master Portfolio in securities or other investments, other than for purposes of complying with the conditions of Rule 12d3-1(a) and
                           (b). With respect to a Master Portfolio with one or more investment sub-advisers in addition to the Sub-Adviser, the Sub-Adviser shall be limited to providing investment advice only with respect to the portion of the Master Portfolio's assets as the Adviser may determine from time to time, and shall not consult with any other investment sub-adviser to the Master Portfolio that is a principal underwriter or an affiliated person of a principal underwriter concerning transactions for the Master Portfolio in securities or other investments.

                  (d) Not make loans to any person for the purpose of purchasing or carrying Master Portfolio interests;

                  (e) Place, or arrange for the placement of, all orders pursuant to its investment determinations for the Master Portfolios either directly with the issuer or with any broker or dealer (including any affiliated broker or dealer). In executing portfolio transactions and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek on behalf of each Master Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker or dealer to execute a particular transaction, the Sub-Adviser may also consider whether such broker or dealer furnishes research and other information or services to the Sub-Adviser; and

                  (f) Adhere to the investment objective, strategies, policies, and procedures of the Trust adopted on behalf of each Master Portfolio and communicated to the Sub-Adviser.

         4. CONFIDENTIALITY OF INFORMATION. Each party agrees that it will treat confidentially all information provided by another party regarding such other party's business and operations, including without limitation the investment activities or holdings of a Master Portfolio. All confidential information provided by a party hereto shall not be disclosed to any unaffiliated third party without the prior consent of the providing party. The foregoing shall not apply to any information that is public when provided or thereafter becomes public or which is required or requested to be disclosed by any regulatory authority in the lawful and appropriate exercise of its jurisdiction over a party, by any auditor of the parties hereto, by judicial or administrative process or otherwise by applicable law or regulation.

         5. SERVICES NOT EXCLUSIVE. The services furnished by the Sub-Adviser hereunder are deemed not to be exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its provision of services under this Agreement is not impaired thereby. To the extent that the purchase or sale of securities or other investments of the same issuer may be deemed by the Sub-Adviser to be suitable for two or more accounts managed by the Sub-Adviser, the available securities or investments may be allocated in a manner believed by the Sub-Adviser to be equitable to each account. It is recognized that in some cases this procedure may adversely affect the price paid or received by a Master Portfolio or the size of the position obtainable for or disposed of by a Master Portfolio.

         6. DELIVERY OF DOCUMENTS. The Trust will provide the Sub-Adviser with copies, properly certified or authenticated, of each of the following:

                  (a) the Trust's Certificate of Trust, as filed with the Secretary of State of Delaware, and Declaration of Trust (such Declaration of Trust, as presently in effect and as from time-to-time amended, is herein called the "Declaration of Trust");

                  (b)      the Trust's Bylaws, if any;

                  (c) the most recent prospectus(es) and statement(s) of additional information relating to each Master Portfolio (such prospectus(es) together with the related statement(s) of additional information, as presently in effect and all amendments and supplements thereto, are herein called the "Prospectus"); and

                  (d) any and all applicable policies and procedures approved by the Board.

         The Trust will promptly furnish the Sub-Adviser with copies of any and all amendments of or additions or supplements to the foregoing.

         7. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees that all records that it maintains for each Master Portfolio under this Agreement are the property of the Trust and further agrees to surrender promptly to the Trust or the Adviser any of such records upon request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         8. EXPENSES OF THE MASTER PORTFOLIOS. Except to the extent expressly assumed by the Sub-Adviser and except to any extent required by law to be paid or reimbursed by the Sub-Adviser, the Sub-Adviser shall have no duty to pay any ordinary operating expenses incurred in the organization and operation of the Master Portfolios. Ordinary operating expenses include, but are not limited to, brokerage commissions and other transaction charges, taxes, legal, auditing, printing, or governmental fees, other Master Portfolio service providers' fees and expenses, expenses of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and interestholder meetings and the cost of preparing and distributing reports and notices to interestholders. The Sub-Adviser shall pay all other expenses incurred by it in connection with its services under this Agreement.

         9. COMPENSATION. Except as otherwise provided herein, for the services provided to each Master Portfolio and the expenses assumed pursuant to this Agreement, the Adviser will pay the Sub-Adviser and the Sub-Adviser will accept as full compensation therefor a fee determined in accordance with
Schedule I attached hereto. It is understood that the Adviser shall be solely responsible for compensating the Sub-Adviser for performing any of the duties delegated to the Sub-Adviser and the Sub-Adviser agrees that it shall have no claim against the Trust or any Master Portfolio with respect to compensation under this Agreement.

         10. LIABILITY OF SUB-ADVISER. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Trust in connection with the performance of its duties under this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, board members, employees or agents, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, board members, employees or agents of any of their obligations and duties under this Agreement or from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, board members, employees or agents.

         11. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Master Portfolios and the Adviser from and against any and all direct or indirect claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, from willful misfeasance, bad faith or negligence on the part of the Sub-Adviser or any of its officers, board members, employees or agents, in connection with the performance of their duties under this Agreement, from reckless disregard by it or its officers, board members, employees or agents of any of their obligations and duties under this Agreement, or resulting from any violations of securities laws, rules, regulations, statutes and codes, whether federal or state, by the Sub-Adviser or any of its officers, board members, employees or agents; provided, however, that the Sub-Adviser shall not be required to indemnify or otherwise hold the Master Portfolios or the Adviser harmless under this Section 11 where the claim against, or the loss, liability or damage experienced by the Master Portfolios or the Adviser, is caused by or is otherwise directly related to the Master Portfolios' or the Adviser's or any of their officers', trustees'/directors', employees' or agents' own willful misfeasance, bad faith or negligence, or to the reckless disregard by the Master Portfolios or the Adviser or any of their officers, trustees/directors, employees or agents of their duties under this Agreement, or to any violations of securities laws, rules, regulations, statutes or codes, whether federal or state, by the Master Portfolios or the Adviser or any of their officers, trustees/directors, employees or agents.

         12. TERM AND APPROVAL. This Agreement will become effective as of the date set forth herein above, and shall continue in effect until the second anniversary of its effective date. This Agreement will become effective with respect to each additional Master Portfolio as of the date set forth on Schedule I when each such Master Portfolio is added thereto. The Agreement shall continue in effect for a Master Portfolio after the second anniversary of the effective date for successive annual periods ending on each anniversary of such date, provided that the continuation of the Agreement is specifically approved for the Master Portfolio at least annually:

                  (a)(i) by the Board or (ii) by the vote of "a majority of the outstanding voting securities" of the Master Portfolio (as defined in Section 2(a)(42) of the 1940
                           Act); and

                  (b) by the affirmative vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Trust), by votes cast in person at a meeting specifically called for such purpose.

         13. TERMINATION. This Agreement may be terminated without payment of any penalty at any time by:

                  (a) the Trust with respect to a Master Portfolio, by vote of the Board or by vote of a majority of a Master Portfolio's outstanding voting securities, upon sixty
                           (60) days' written notice to the other parties to this Agreement; or

                  (b) the Adviser or the Sub-Adviser with respect to a Master Portfolio, upon sixty (60) days' written notice to the other parties to this Agreement.

         Any party entitled to notice may waive the notice provided for herein. This Agreement shall automatically terminate in the event of its assignment, unless an order is issued by the Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms of such order. For the purposes of this paragraph, the definitions contained in Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act shall apply.

         14. CODE OF ETHICS. The Sub-Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Adviser or the Trust with a copy of such code, any amendments or supplements thereto and its policies and/or procedures implemented to ensure compliance therewith.

         15. PROXY VOTING PROCEDURES. The Sub-Adviser represents that it has adopted and implemented written policies and procedures that are reasonably designed to ensure that the Sub-Adviser votes proxies in the best interest of the Master Portfolios in compliance with the requirements of Rule 206(4)-6 under the Advisers Act. The Sub-Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Adviser or the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. The Sub-Adviser is not required to notify the Adviser or the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. Upon request, the Sub-Adviser shall provide the Trust with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Trust's Prospectus or as otherwise required by the 1940 Act and the rules promulgated thereunder.

         16. INSURANCE. The Sub-Adviser shall maintain for the term of this Agreement and provide evidence thereof to the Trust or the Adviser a blanket bond and professional liability (error and omissions) insurance in an amount reasonably acceptable to Adviser.

         17. REPRESENTATIONS AND WARRANTIES. Each party to this Agreement represents and warrants that the execution, delivery and performance of its obligations under this Agreement are within its powers, have been duly authorized by all necessary actions and that this Agreement constitutes a legal, valid and binding obligation enforceable against it in accordance with its terms. The Sub-Adviser further represents and warrants that it is duly registered as an investment adviser under the Advisers Act.

         18. AMENDMENT OF THIS AGREEMENT. No provision of this Agreement may be changed, waived, discharged or terminated orally, except by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         19. NOTICES. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to such address as may be designated for the receipt of such notice. Until further notice, it is agreed that the address of the Trust shall be One Bank of America Plaza, 33rd Floor, 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: Secretary, that of the Adviser shall be One Bank of America Plaza, 33rd Floor, 101 South Tryon Street, Charlotte, North Carolina 28255, Attention: President, and that of the Sub-Adviser shall be 11111 Santa Monica Blvd., Suite 1550, Los Angeles, CA 90025, Attention: General Counsel. The Sub-Adviser agrees to promptly notify the Adviser and the Trust in writing of the occurrence of any event which could have a material impact on the performance of its duties under this Agreement, including but not limited to (i) the occurrence of any event which could disqualify the Sub-Adviser from serving as an investment adviser pursuant to Section 9 of the 1940 Act; (ii) any material change in the Sub-Adviser's business activities; (iii) any event that would constitute a change in control of the Sub-Adviser; (iv) any change in the portfolio manager or portfolio management team of a Master Portfolio; (v) the existence of any pending or threatened audit, investigation, examination, complaint or other inquiry (other than routine audits or regulatory examinations or inspections) relating to any Master Portfolio; and (vi) any material violation of the Sub-Adviser's code of ethics.

         20. RELEASE. The names "Nations Master Investment Trust" and "Trustees of Nations Master Investment Trust" refer respectively to the Trust created by the Declaration of Trust and the Trustees as Trustees but not individually or personally. All parties hereto acknowledge and agree that any and all liabilities of the Trust arising, directly or indirectly, under this Agreement will be satisfied solely out of the assets of the Trust and that no Trustee, officer or interestholder shall be personally liable for any such liabilities. All persons dealing with any Master Portfolio of the Trust must look solely to the property belonging to such Master Portfolio for the enforcement of any claims against the Trust.

         21. MISCELLANEOUS. This Agreement contains the entire understanding of the parties hereto. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         22. GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, Delaware law and the federal securities laws, including the 1940 Act and the Advisers Act.

         23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         24. USE OF THE NAME "NATIONS FUNDS". The Sub-Adviser agrees that it will not use the name "Nations Funds", any derivative thereof, or the name of the Adviser, the Trust or any Master Portfolio except in accordance with such policies and procedures as may be mutually agreed to in writing. Notwithstanding the foregoing, the Sub-Adviser may include the names "Nations International Equity Fund" or "Nations International Equity Master Portfolio" on its client list used in marketing materials.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the day and year first written above.

                                       NATIONS MASTER INVESTMENT TRUST,
                                       on behalf of the Master Portfolios

                                       By:
                                           -------------------------------------
                                           Keith T. Banks
                                           President and Chief Executive Officer


                                       BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                                       By:
                                           -------------------------------------
                                           Roger A. Sayler
                                           Manager, Chief Operating Officer and
                                           Senior Vice President


                                       CAUSEWAY CAPITAL MANAGEMENT LLC

                                       By:
                                           -------------------------------------
                                           Gracie V. Fermelia
                                           Chief Operating Officer

                                   SCHEDULE I

         The Adviser shall pay the Sub-Adviser as full compensation for services provided and expenses assumed hereunder, a sub-advisory fee for each Master Portfolio, computed daily and payable monthly at the annual rates listed below as a percentage of the average daily net assets of the Master Portfolio under the Sub-Adviser's management:


          MASTER PORTFOLIO               RATE OF COMPENSATION    EFFECTIVE DATE
          ----------------               --------------------    --------------

Nations International Equity Master              0.43%               [_____]
Portfolio

                                 FORM OF PROXY


Nations Funds Trust                    Nations International Equity Fund
101 South Tryon Street
33rd Floor                               Special Meeting of Shareholders
One Bank of America Plaza               to be held on September 17, 2004
Charlotte, North Carolina 28255

                                    The undersigned hereby appoints Robert B.
                                    Carroll, Paul Caldarelli and Michael Simons
                                    (the "Proxies"), and each of them, attorneys and proxies of the undersigned, each with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders of Nations International Equity Fund to be held at One Bank of America Plaza, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255, at 10:00 a.m. (Eastern time) on September 17, 2004, and at any adjournment(s) thereof. The Proxies shall cast votes according to the number of shares of Nations International Equity Fund which the undersigned may be entitled to vote with respect to the proposal set forth below, in accordance with the specification indicated, if any, and shall have all the powers which the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting, and hereby ratifies and confirms all that said Proxies, or any of them, may lawfully do by virtue hereof or thereof.

                                    THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT
                                    OF THE NOTICE OF SPECIAL MEETING OF
                                    SHAREHOLDERS OF Nations International Equity
                                    Fund AND THE PROXY STATEMENT, DATED JULY 30,
                                    2004.

                                    THIS PROXY IS SOLICITED ON BEHALF OF NATIONS
                                    INTERNATIONAL EQITY FUND'S BOARD OF
                                    TRUSTEES. PLEASE MARK, SIGN, DATE AND RETURN
                                    THIS PROXY CARD PROMPTLY, EITHER BY THE
                                    ENCLOSED POSTAGE PAID ENVELOPE, OR BY
                                    TELEPHONE OR BY INTERNET.

VOTE ON-LINE                             VOTE BY PHONE

1.  Read the enclosed proxy statement    1.  Read the enclosed proxy statement
and have your proxy ballot at hand.      and have your proxy ballot at hand.
2.  Go to web site www.proxyvote.com     2.  Call the toll-free number on your
3.  Enter the Control Number found       proxy ballot.
on your proxy ballot.                    3.  Enter the Control Number found on
4.  Submit your proxy using the          your proxy ballot.
easy-to-follow instructions.             4.  Submit your proxy using the
                                         easy-to-follow instructions.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------

NATIONS INTERNATIONAL EQUITY FUND

THIS PROXY WILL BE VOTED AS SPECIFIED BELOW WITH RESPECT TO THE ACTION TO BE TAKEN ON THE PROPOSAL BELOW. IN THE ABSENCE OF ANY SPECIFICATION, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSAL.


VOTE ON PROPOSAL

1. A new investment sub-advisory agreement with Causeway Capital Management LLC.

                        FOR      AGAINST     ABSTAIN
                        |_|        |_|         |_|


   In their discretion, the Proxies, and each of them, are authorized to vote upon any other business that may properly come before the meeting, or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.

   Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies should be signed in full corporate name by an authorized officer. Each joint owner should sign personally. Fiduciaries should give full titles as such.



                                        -----------------------   --------------
                                        Signature                      Date


                                        -----------------------   --------------
                                        Signature (Joint Owners)       Date





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